PROVIDENT BANKSHARES CORPORATION

Keefe, Bruyette & Woods Regional Bank Conference March 2, 2005

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

This presentation, and other written materials and oral statements made by management, may contain certain forward-looking statements, including those regarding the Company’s prospective performance, plans, strategies and expectations, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future events, plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its performance, plans, strategies and expectations, including those with respect to its merger with Southern Financial Bancorp, Inc., is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. The following factors, among others, could cause the actual results of the merger to differ materially from the expectations stated in this presentation: the ability to successfully integrate the companies following the merger, including the retention of key personnel; the ability to effect the proposed capital recovery and optimization plan; the ability to fully realize the expected cost savings and revenues; and the ability to realize the expected cost savings and revenues on a timely basis.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in general economic conditions, interest rates, deposit flows, loan demand, real estate values, competition, and the demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios; inability to successfully carry out marketing and/or expansion plans; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services.

The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

AGENDA

COMPANY BACKGROUND PROVIDENT - ‘YESTERDAY’ PROVIDENT - ‘TODAY’ KEY STRATEGIES - ‘TOMORROW’ FINANCIAL PERFORMANCE

COMPANY BACKGROUND

1886 - Founded as a Mutual Thrift 1987 - Converted to Commercial Bank 1993 - Retail Banking Expansion 1997 - Citizen’s Savings Bank Merger

2004 - Southern Financial Merger

PROVIDENT BANKSHARES

CORPORATION

HISTORICAL MEASURES

($ millions) 1992

Branch Network 36 Net Income $4.2 Total Assets $1,634.0 Return on Assets 0.27% Return on Equity 3.71% Non-interest Income to Total Revenues 20.0% Retail Checking Accounts 33,000

RETAIL EXPANSION STRATEGY

High Performance Checking

In-Store Branch Network

IN-STORE STRATEGY

High Performance Checking Delivery Spoke and Hub Approach Provident In-Store Distinction

Product Partner People Programs

*PEOPLE* *PARTNERS*

PROVIDENT’S IN-STORE DIFFERENCE *PRODUCT* *PROGRAM*

PROVIDENT BANK BRANCHES

TRADITIONAL/IN-STORE

60

59 51

42 42

15 33 18

89

5 8 10 10

56 58 58 59

50 50 51

36 37 34 34 34

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

Traditional In-Store/ATM Plus

RETAIL DDA FEES

ANNUAL FEES PER ACCOUNT

300,000

$200 250,000

200,000 $150

150,000 $100

100,000

$50 50,000

0 $0

1993 1994 1995 1996 1997 1998 1999 2000 2001 YTD04 10

Accounts on Hand Average Fee Income Per Consumer DDA

RESULTS TO DATE

($ millions) 1992 2004

Branch Network 36 149 Net Income $4.2 $60.3

Total Assets $1,634.0 $6,572.2

Return on Assets 0.27% 1.00% Return on Equity 3.71% 11.80% Non-interest Income to Total Revenues 20.0% 35.2% Retail Checking Accounts 33,000 284,000

HISTORICAL MEASURES

($ millions) 1996

Branch Network 44 Net Income $23.0 Total Assets $2,798.8 Return on Assets 0.86% Return on Equity 12.24% Non-interest Income to Total Revenues 30.5% Retail Checking Accounts 145,000

PROVIDENT BANKSHARES

C O R P O R A T I O N

STRATEGIC ALLIANCES

1997

Expansion into VA/Washington Metro Area

Merger with First Citizens Financial Corporation Partnership with Shoppers Food

CHECKING BALANCE GROWTH

VA/WASHINGTON METRO

CONSUMER COMMERCIAL $275 $207

$134 $160 $106

$81 $100 $63 $49 $38

2000 2001 2002 2003 2004 2000 2001 2002 2003 2004

Average Balances (millions) 14

VIRGINIA AND WASHINGTON

METRO EXPANSION

BRANCH NETWORK

66

67 66

66 65 59

53 83 51

44 51

32 35 43 24

15 15

1996 1997 1998 1999 2000 2001 2002 2003 2004

Washington Metro/VA Baltimore

VIRGINIA AND WASHINGTON

METRO EXPANSION

TOTAL AWARENESS

100 90 80 70 60 50 40 30

4Q97 4Q98 4Q99 4Q 00 4Q 01 4Q 02 4Q 03 4Q04 Baltimore Sub MD Virginia

RESULTS TO DATE

($ millions) 1996 2004

Branch Network 44 149 Net Income $23.0 $60.3

Total Assets $2,798.8 $6,572.2

Return on Assets 0.86% 1.00% Return on Equity 12.24% 11.80% Non-interest Income to Total Revenues 30.5% 35.2% Retail Checking Accounts 145,000 284,000

WHERE WE ARE TODAY

Consumer, Small Business and Commercial Banking Focus 430,000 Customer Relationships 149 Branches in the Key Urban Metropolitan Areas of Baltimore, Washington and Richmond

THE PROVIDENT FRANCHISE

Branches located in Maryland and Virginia’s best markets

County Demographics

PBKS Branches

4 - 8% Projected Growth

+8% Projected Growth

WHERE WE ARE TODAY

Commercial and Consumer Banking

Commercial

50% Commercial Business in Virginia Small Business and Middle Market Focus

Consumer

68% Consumer Business in Maryland Convenient Access Depth and Breadth of Value Oriented

Products and Services 20

KEY STRATEGIES

Maximize Provident’s Position as the “Right Size” Bank in the Marketplace Grow and Deepen Consumer and Small Business Relationships in Maryland and Virginia Grow and Deepen Commercial and Real Estate Relationships in Maryland and Virginia Move from a Product Driven Organization to a Customer Relationship Focused Sales Culture Create a High Performance Culture that Focuses on Employee Development and Retention Improve Financial Fundamentals 21

THE “RIGHT SIZE” BANK

“We will continue to provide the products and services of our largest competitors, while delivering the level of service found in only the best community banks.”

GROW AND DEEPEN CONSUMER

AND SMALL BUSINESS

RELATIONSHIPS IN MARYLAND

AND VIRGINIA

CORE CONSUMER LOAN AND

DEPOSIT GROWTH

LOANS DEPOSITS

(Excluding CD/IRA)

$1,891 $1,682 $1,536 $1,089 $1,394 $906 $797 $663

2001 2002 2003 2004 2001 2002 2003 2004

Baltimore VA/Wash CAGR 2001-2004* Loans 13.5% CAGR 2001-2004* Deposits 7.9%

Average Balances (millions) *includes SFFB in 2001 base

CONSUMER LOANS

Total Consumer Loans 2004 $1.8 Billion

Residential Marine

36% 24%

other

Home Equity

Home Eqiuty

2% 4 YR CAGR 23%

38%

Period End Balances

SMALL BUSINESS GROWTH

2001 2004

Total Loans $ 15 $121 Total Deposits $151 $374 Customer Relationships 18,368 30,000

Period End Balances ($ millions)

GROW AND DEEPEN COMMERCIAL

AND REAL ESTATE

RELATIONSIONSHIPS IN

MARYLAND AND VIRGINIA

PROVIDENT BANKSHARES

CORPORATION

CORE COMMERCIAL LOAN AND

DEPOSIT/REPO GROWTH

LOANS DEPOSIT/REPO

$1,444 $982

$961 $680 $856 $579 $791 $426

2001 2002 2003 2004 2001 2002 2003 2004

Baltimore VA/Wash CAGR 2001-2004* Loans 11.5% CAGR 2001-2004* Deposits 25.7%

Average Balances (millions) *includes SFFB in 2001 base

COMMERCIAL LOANS

Total Commercial Loans

2004 $1.7 Billion

Residential Construction

14%

C&I Commercial 42% Construction

16%

Mortgage

28%

Period End Balances 29

CUSTOMER RELATIONSHIP FOCUSED SALES CULTURE

Segmented Customer Base Retention of Valued Customers Cross-sell

Success Centers on Executing “Right Size” Bank Commitment

HIGH PERFORMANCE CULTUREFOCUSED ON EMPLOYEE

Continued High Priority on Employee Development and Retention

Focus on Employee’s Development and their Approach with Our Customers

Employee Development Critical to Successful Execution of “Right Size” Bank Strategy

IMPROVE FINANCIAL

FUNDAMENTALS

IMPROVED FUNDAMENTALS

Transformed Balance Sheet Higher Absolute Earnings Improved Earnings Quality

HISTORICAL MEASURES

($ millions) 1992

Branch Network 36 Net Income $4.2 Total Assets $1,634.0 Return on Assets 0.27% Return on Equity 3.71% Non-interest Income to Total Revenues 20.0% Retail Checking Accounts 33,000

COMPONENTS OF

EARNING ASSETS

Investment Securities Core Loans Non-Core Loans

1995

32%

24%

44%

COMPONENTS OFEARNING ASSETS

1995 2004

32% 40% 44%

46%

24% 14%

Investment Securities Core Loans Non-Core Loans

CORE LOANS AND DEPOSITS

CORE LOANS/ CORE DEPOSITS/ EARNING ASSETS FUNDING $3,345

$2,533 61% $2,693 $2,825 46% $2,547 60% 61% $1,867 53% $1,653 40% $1,454 36% 30%

2001 2002 2003 2004 2001 2002 2003 2004

CAGR 2001-2004* Loans 12.3% CAGR 2001-2004* Deposits 12.8% 37

Average Balances (millions) *includes SFFB in 2001 base

PERFORMANCE RESULTS

Net Interest Margin Return on Assets

3.4%

2.9%

1.00%

0.81%

2001 2004 2001 2004

PERFORMANCE RESULTS

Increase in Total Revenue vs Non-interest Expenses Efficiency Ratio

67.3%

33%

62.8%

25%

Total Revenue Non-int Expenses* 2001 2004

2001 versus 2004

*Non-interest expenses exclude $3.5 million of merger related expenses in2004

PERFORMANCE RESULTS

Leverage Capital Ratio

8.23% 7.13%

2001 2004

ASSET QUALITY IMPROVEMENT

NON PERFORMING LOANS NET CHARGE OFFS

TO LOANS TO AVERAGE LOANS

Period End 0.71% Annualized

1.04% $21.8 $28.8 0.83% 0.80% $21.1 $22.3 0.72% $25.7 0.46% $12.1

0.34% $8.7 0.27% $9.0 0.11%

2001 2002 2003 2004

2001 2002 2003 2004

($ millions)

INTEREST RATE RISK

Asset Sensitivity Low Equity Duration Floating Rate Investments

GROWTH POTENTIAL

Southern

Financial Provident

Retail Checking

Accounts on Hand 500 2,400 Home Equity

Originations $90,000 $2,400,000

(Approximates Average Balances per Branch)

REVENUE OPPORTUNITY

Retail checking accounts grew 31,000 to 282,000

Now have 600,000 total retail accounts and 42,000 commercial

Initiatives create new opportunities for “right size” bank in our footprint

EARNINGS PER SHARE

$2.13 $2.05 $1.88 $0.56 $1.56 $0.56 $0.53 $0.48 $0.54 $0.53 $0.52 $0.41 $0.49 $0.52* $0.40 $0.31 $0.37 $0.44 $0.47 $0.51

2001 2002 2003 2004

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 45

* Excludes loss on securities of $.18 diluted EPS

DIVIDEND TREND

$1.20 6.00% $1.01 $0.93 5.25% $1.00 $0.85 4.50% $0.75 $0.80 3.75% $0.60 3.00% 2.25% $0.40 1.50% $0.20 0.75% $0.00 0.00% 2001 2002 2003 2004

Cash Dividend Dividend Yield

Equity Summary Total Return Comparison

110.04%

68.46% 66.15%

51.17% 40.00% 38.61%

27.05%

12.06%

Since 12/31/00 Since 12/31/01 Since 12/31/02 Since 12/31/03

SNL Bank PBKS 47

Through 12/31/04

DEFINITIONS

Core Loans

Originated by Provident; participations in our defined market area Core Consumer includes home equity loans and lines, marine, other installment loans Core Commercial includes real estate, commercial loans and lines and leases

Non-Core Loans

Purchased loans; participations outside our defined market area; discontinued product lines

Core Deposits

All deposits except brokered deposits

RECONCILIATION

(averages in billions)

2001 2002 2003 2004 LOANS

Core $ 1.50 $ 1.70 $ 1.90 $ 2.53 Non Core 1.60 1.01 0.70 0.75 Total Loans $ 3.10 $ 2.71 $ 2.60 $ 3.28

DEPOSITS

Core $ 2.50 $ 2.69 $ 2.83 $ 3.35 Brokered 1.04 0.58 0.32 0.31 Total Deposits $ 3.54 $ 3.27 $ 3.14 $ 3.66

PROVIDENT BANKSHARES

CORPORATION

(www.provbank.com)

Contact:

Media: Lillian Kilroy: (410) 277-2833

Investment Community: Tricia Ferrick: (703) 352-2583

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